Exhibit 99.1

SUPERNOVA PARTNERS ACQUISITION COMPANY II, LTD. ANNOUNCES FILING OF DEFINITIVE PROXY STATEMENT AND SETS FEBRUARY 28, 2022 FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO VOTE ON BUSINESS COMBINATION WITH RIGETTI COMPUTING

•	Extraordinary General Meeting of Supernova shareholders to approve proposed business combination with Rigetti to be held virtually on February 28, 2022 at 10:00 ET
•	Supernova shareholders as of the close of business on January 18, 2022 should vote their shares, no matter how many shares they own
•	Supernova Recommends All Shareholders Vote “FOR” ALL Proposals at the Extraordinary General Meeting

WASHINGTON, D.C., February 9, 2022– Supernova Partners Acquisition Company II, Ltd. (“Supernova”) (NYSE: SNII), a special purpose acquisition company, announced today that it has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”). Supernova had previously established January 18, 2022 as the record date (the “Record Date”) for its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to be held to, among other things, approve the proposed business combination (the “Business Combination”) between Supernova and Rigetti Holdings, Inc. (“Rigetti Computing”).

Supernova has engaged Morrow Sodali LLC (“Morrow Sodali”) as its proxy solicitor in connection with the Extraordinary General Meeting. Shareholders who need additional copies of proxy materials, to obtain proxy cards or have questions regarding the proposals to be presented at the Extraordinary General Meeting may contact Morrow Sodali, toll-free at (800) 662-5200 (individuals) or (203) 658-9400 (banks and brokers) or send an email to Supernova.info@investor.morrowsodali.com. To obtain timely delivery of documents, shareholders must request them no later than February 24, 2022.

The Extraordinary General Meeting will be held virtually via live webcast on February 28, 2022, at 10:00 a.m. Eastern Time, and can be accessed by visiting https://web.lumiagm.com/242489800. The proxy statement is available at www.sec.gov. Shareholders of record as of the close of business on the Record Date will be entitled to vote their shares at the Extraordinary General Meeting. Supernova shareholders as of the close of business on January 18, 2022 should vote their shares, no matter how many shares they own.

The Supernova Board of Directors unanimously recommends that shareholders vote “FOR” the Business Combination with Rigetti Computing as well as the other proposals set forth in the proxy statement.

The proposed Business Combination is expected to be consummated after receipt of the required approvals by the shareholders of Supernova and the satisfaction or waiver of certain other conditions. Upon closing, the combined company expects to be listed on Nasdaq with its common stock and warrants trading under the new ticker symbols, “RGTI” and “RGTI WS”, respectively.

About Rigetti Computing

Rigetti Computing is a pioneer in full-stack quantum computing. Rigetti has operated quantum computers over the cloud since 2017 and serves global enterprise, government and research clients through its Rigetti Quantum Cloud Services platform. Rigetti’s proprietary quantum-classical infrastructure provides ultra-low latency integration with public and private clouds for high-performance practical quantum computing. Rigetti has developed the industry’s first multi-chip quantum processor for scalable quantum computing systems. Rigetti designs and manufactures its chips in-house at Fab-1, the industry’s first dedicated and integrated quantum device manufacturing facility. Rigetti was founded in 2013 by Chad Rigetti and today employs more than 140 people with offices in the United States, U.K. and Australia. Learn more at www.rigetti.com.

About Supernova

Supernova is led by Michael Clifton, who was most recently a technology investor at The Carlyle Group; Robert Reid, a long-time senior partner at Blackstone; Spencer Rascoff, a serial entrepreneur who co-founded Hotwire, Zillow, dot.LA and Pacaso and who led Zillow as CEO for nearly a decade; and Alexander Klabin, founder and CEO of Ancient and former managing partner, co-CIO and co-founder of Senator Investment Group.

Additional Information and Where to Find It

Supernova has filed a registration statement on Form S-4 (as amended, the “Form S-4”) with the SEC, which includes a proxy statement/prospectus, that is both the proxy statement to be distributed to holders of Supernova’s ordinary shares in connection with its solicitation of proxies for the vote by Supernova’s shareholders with respect to the proposed business combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. Supernova will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Supernova’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Rigetti, Supernova and the business combination. The Registration Statement was declared effective by the SEC on February 9, 2022 and the definitive proxy statement/prospectus and other relevant documents will be mailed to shareholders of Supernova as of the record date established for voting on the proposed Business Combination and the other proposals regarding the Business Combination. Shareholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Supernova’s secretary at 4301 50th Street NW, Suite 300 PMB 1044, Washington, D.C. 20016, (202) 918-7050.

Participants in the Solicitation

Supernova and its directors and executive officers may be deemed participants in the solicitation of proxies from Supernova’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Supernova is contained in Supernova’s definitive proxy statement/prospectus, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of Supernova’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Rigetti and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Supernova in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the proxy statement/prospectus for the proposed business combination.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Supernova, Rigetti, or any of their respective affiliates.

Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements. Forward-looking statements generally relate to future events and can be identified by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Supernova and its management, and Rigetti and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the outcome of any legal proceedings that may be instituted against Supernova, Rigetti, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of Supernova or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the proposed business combination disrupts current plans and operations of Rigetti as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that Rigetti or the combined company may be adversely affected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and profitability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by Supernova from time to time with the SEC.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Supernova nor Rigetti undertakes any duty to update these forward-looking statements.